================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        CITIGROUP INC.                CITIGROUP FUNDING INC.              TARGETS TRUST XXV
 (EXACT NAME OF REGISTRANT AS      (EXACT NAME OF REGISTRANT AS     (EXACT NAME OF REGISTRANT AS
  SPECIFIED IN ITS CHARTER)         SPECIFIED IN ITS CHARTER)         SPECIFIED IN ITS CHARTER)

           DELAWARE                          DELAWARE                         DELAWARE
   (STATE OF INCORPORATION           (STATE OF INCORPORATION           (STATE OF INCORPORATION
       OR ORGANIZATION)                  OR ORGANIZATION)                 OR ORGANIZATION)
          52-1568099                        42-1658283                       52-7211969

       (I.R.S. EMPLOYER                  (I.R.S. EMPLOYER                 (I.R.S. EMPLOYER
     IDENTIFICATION NO.)               IDENTIFICATION NO.)               IDENTIFICATION NO.)

                       399 PARK AVENUE                            388 GREENWICH STREET, 38TH  FLOOR
                  NEW YORK, NEW YORK 10043                            NEW YORK, NEW YORK 10013
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)                (ADDRESS OF PRINCIPAL
                                                                    EXECUTIVE OFFICES) (ZIP CODE)


    If this Form relates to the registration                 If this Form relates to the registration
    of a class of securities pursuant to Section 12(b)       of a class of securities pursuant to Section 12(g)
    of the Exchange Act and is effective pursuant            of the Exchange Act and is effective pursuant to
    to General Instruction A.(c), please check the           General Instruction A.(d), please check the following
    following box. [X]                                       box. [ ]


Securities Act registration statement                333-126744, 333-126744-03 and 333-126744-04 (If applicable)
file number to which this form relates:

Securities
to be registered pursuant to Section 12(b) of the Act:

     TITLE OF EACH CLASS                        NAME OF EACH EXCHANGE ON WHICH
     TO BE SO REGISTERED                        EACH CLASS IS TO BE REGISTERED
     -------------------                        ------------------------------

Targeted Growth Enhanced Terms Securities           American Stock Exchange
("TARGETS(R)") With Respect to the Common
Stock of Motorola, Inc.

Securities to be registered pursuant to Section 12(g) of the Act:

                                         None
                                   (TITLE OF CLASS)

================================================================================

ITEM 1. DESCRIPTION OF REGISTRANTS' SECURITIES TO BE REGISTERED.

     For a description of the securities to be registered hereunder, reference is made to the information under the headings "Summary Information - Q&A," "Risk Factors" and "Description of the TARGETS" on pages 3 through 8, 9 through 12 and 20 through 44, respectively, of the Registrants' Prospectus, Subject to Completion, dated August 2, 2005 (Registration Nos. 333-126744, 333-126744-03 and 333-126744-04), which information is hereby incorporated herein by reference and made part of this registration statement in its entirety. The description of the TARGETS contained in the final Prospectus to be filed pursuant to Rule 424(b), which will contain the final terms of the TARGETS, is deemed to be incorporated herein by reference and made part of this registration statement in its entirety.

ITEM 2. EXHIBITS.

     99 (A). Prospectus, Subject to Completion, dated August 2, 2005, incorporated by reference to the registrants' filing under Rule 424(b) with the Securities and Exchange Commission on August 3, 2005 (Nos. 333-126744, 333-126744-03 and 333-126744-04).

     99 (B). Certificate of Trust of TARGETS Trust XXV, incorporated by reference to Exhibit 4(n) to the registration statement on Form S-3 of Citigroup Global Markets Holdings Inc. (formerly known as Salomon Smith Barney Holdings Inc.) and TARGETS Trust XXV filed with the Securities and Exchange Commission on September 10, 2001 (No. 333-69230).

     99 (C). Form of Amended and Restated Declaration of Trust of TARGETS Trust XXV, incorporated by reference to Exhibit 4(d) to the registration statement on Form S-3 of the Registrants filed with the Securities and Exchange Commission on August 1, 2005 (Nos. 333-126744, 333-126744-03 and 333-126744-04) (the
"Registration Statement").

     99 (D). Form of TARGETS Guarantee Agreement among the Citigroup Funding Inc. (the "Company"), Citigroup Inc. (the "Guarantor"), and JPMorgan Chase Bank, N.A., as Guarantee Trustee, incorporated by reference to Exhibit 4(e) to the Registration Statement.

     99 (E). Form of Indenture among the Company, the Guarantor and JPMorgan Chase Bank, N.A., as Trustee, incorporated by reference to Exhibit 4(f) to the Registration Statement.

     99 (F). Form of TARGETS (included in Exhibit 99(C)).

     99 (G). Form of Forward Contract (included in Exhibit 99(E)).

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, each registrant has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Citigroup Inc.
                                         (Registrant)

                                         By: /s/      Charles E. Wainhouse
                                            ------------------------------
                                            Name: Charles E. Wainhouse
                                            Title:   Assistant Treasurer

                                         Citigroup Funding Inc.
                                         (Registrant)


                                         By: /s/      Geoffrey S. Richards
                                            ------------------------------
                                            Name: Geoffrey S. Richards
                                            Title:   Vice President and
                                                     Assistant Treasurer

                                         TARGETS Trust XXV
                                         (Registrant)



Date: August 23, 2005                    By: /s/      Geoffrey S. Richards
                                            ------------------------------
                                            Name: Geoffrey S. Richards
                                            Title:   Regular Trustee

                                INDEX TO EXHIBITS

              EXHIBIT NO.                                EXHIBIT
              -----------                                -------
                 99(A).                  Prospectus, Subject to Completion,
                                         dated August 2, 2005, incorporated by
                                         reference to the registrants' filing
                                         under Rule 424(b) with the Securities
                                         and Exchange Commission on August 3,
                                         2005 (Nos. 333-126744, 333-126744-03
                                         and 333-126744-04).

                 99(B).                  Certificate of Trust of TARGETS Trust
                                         XXV, incorporated by reference to
                                         Exhibit 4(n) to the registration
                                         statement on Form S-3 of Citigroup
                                         Global Markets Holdings Inc. (formerly
                                         known as Salomon Smith Barney Holdings
                                         Inc.) and TARGETS Trust XXV filed with
                                         the Securities and Exchange Commission
                                         on September 10, 2001 (No. 333-69230).

                 99(C).                  Form of Amended and Restated
                                         Declaration of Trust of TARGETS Trust
                                         XXV, incorporated by reference to
                                         Exhibit 4(d) to the Registration
                                         Statement.

                 99(D).                  Form of TARGETS Guarantee Agreement
                                         among the Company, the Guarantor and
                                         JPMorgan Chase Bank, N.A., as
                                         Guarantee Trustee, incorporated by
                                         reference to Exhibit 4(e) to the
                                         Registration Statement.

                 99(E).                  Form of Indenture among the Company,
                                         the Guarantor and JPMorgan Chase Bank,
                                         N.A., as Trustee, incorporated by
                                         reference to Exhibit 4(f) to the
                                         Registration Statement.

                 99(F).                  Form of TARGETS (included in Exhibit
                                         99(C)).

                 99(G).                  Form of Forward Contract (included in
                                         Exhibit 99 (E)).

                                       4.